                      MORGAN STANLEY FLEXIBLE INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2009 - OCTOBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
Paccar Inc.     02/10/09     --     $99.974   $500,000,000.00         70,000   0.01%    0.06%       Barclays      Barclays
  6.875% due                                                                                      Capital, Banc of  Capital
   2/15/2014                                                                                           America
                                                                                                   Securities LLC,
                                                                                                      Citi, ANZ
                                                                                                     Securities,
                                                                                                     Mitsubishi
                                                                                                   Securities, BNP
                                                                                                    PARIBAS, RBC
                                                                                                  Capital Markets,
                                                                                                        HSBC

   State of       04/22/09     --    $100.506 $6,855,000,000.00        140,000   0.00%    0.07%   Goldman, Sachs &  Goldman
 California GO                                                                                       Co., Morgan    Sachs
 Bonds 5.950%                                                                                         Stanley,
 due 4/1/2016                                                                                         Barclays
                                                                                                   Capital, Citi,
                                                                                                     RBC Capital
                                                                                                    Markets, J.P.
                                                                                                    Morgan, De La
                                                                                                     Rosa & Co.,
                                                                                                   Merrill Lynch &
                                                                                                    Co., Stone &
                                                                                                     Youngberg,
                                                                                                       Siebert
                                                                                                  Brandford, Shank
                                                                                                    & Co., Wells
                                                                                                        Fargo
                                                                                                    Institutional
                                                                                                  Securities , LLC


    Potash        04/28/09     --     $99.916      $500,000,000        165,000   0.03%    0.15%    Banc of America  Banc of
Corporation of                                                                                     Securities LLC,  America
 Saskatchewan                                                                                         HSBC, RBC
  Inc. 6.500%                                                                                     Capital Markets,
 due 5/15/2014                                                                                     Scotia Capital,
                                                                                                     BMO Capital
                                                                                                      Markets,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, CIBC
                                                                                                   World Markets,
                                                                                                   RABO Securities
                                                                                                     USA, Inc.,
                                                                                                      Comerica
                                                                                                     Securities,
                                                                                                       SOCIETE
                                                                                                      GENERALE,
                                                                                                  Goldman, Sachs &
                                                                                                      Co., UBS
                                                                                                   Investment Bank

 Corning Inc.     05/07/09     --     $99.992      $250,000,000         35,000   0.01%    0.03%     J.P. Morgan,    JP Morgan
  6.625% due                                                                                       Banc of America
   5/15/2010                                                                                       Securities LLC,
                                                                                                  Goldman, Sachs &
                                                                                                    Co., Deutsche
                                                                                                  Bank Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                     Securities

   Allstate       05/11/09     --     $99.728      $700,000,000        130,000   0.01%    0.11%   Goldman, Sachs &  Barclays
  Corporation                                                                                       Co., Barclays   Capital
  7.450% due                                                                                        Capital, J.P.
   5/16/2014                                                                                       Morgan, Banc of
                                                                                                       America
                                                                                                   Securities LLC,
                                                                                                      Wachovia
                                                                                                     Securities,
                                                                                                   Morgan Stanley,
                                                                                                        Citi


   Microsoft      05/11/09     --     $99.950    $1,000,000,000      90,000.00   0.00%    0.08%     J.P. Morgan,    JP Morgan
  Corporation                                                                                      Morgan Stanley,
  4.200% due                                                                                       Banc of America
   6/12/2019                                                                                       Securities LLC,
                                                                                                    Citi, Credit
                                                                                                     Suisse, UBS
                                                                                                  Investment Bank,
                                                                                                      Wachovia
                                                                                                     Securities,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                  Goldman, Sachs &
                                                                                                      Co., BNP
                                                                                                    PARIBAS, Loop
                                                                                                  Capital Markets,
                                                                                                    LLC, Deutsche
                                                                                                  Bank Securities,
                                                                                                   RBS, BNY Mellon
                                                                                                  Capital Markets,
                                                                                                     LLC, Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., CastleOak
                                                                                                  Securities,L.P.,
                                                                                                       SOCIETE
                                                                                                   GENERALE, HSBC,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

Simon Property    05/11/09     --     $98.960      $600,000,000         70,000   0.01%    0.06%    Citi, Deutsche   Citigroup
   Group LP                                                                                       Bank Securities,
  6.750% due                                                                                      Goldman, Sachs &
   5/15/2014                                                                                          Co., UBS
                                                                                                  Investment Bank,
                                                                                                     CALYON, ING
                                                                                                     Wholesale,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, RBC
                                                                                                  Capital Markets,
                                                                                                   Scotia Capital,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                        Inc.


  US Bancorp      05/11/09     --     $98.982    $1,000,000,000        170,000   0.01%    0.15%   Goldman, Sachs &  Goldman
  4.200% due                                                                                          Co., J.P.     Sachs
   5/15/2014                                                                                       Morgan, Morgan
                                                                                                  Stanley, Cabrera
                                                                                                  Capital Markets,
                                                                                                      LLC, Loop
                                                                                                  Capital Markets,
                                                                                                         LLC

 The Illinois     05/12/09     --     $100.00   $500,000,000.00        155,000   0.03%    0.14%   Goldman, Sachs &  Goldman
  State Toll                                                                                          Co., J.P.     Sachs
    Highway                                                                                        Morgan, Morgan
   Authority                                                                                      Stanley, Cabrera
  6.184$ due                                                                                      Capital Markets,
   1/1/2034                                                                                           LLC, Loop
                                                                                                  Capital Markets,
                                                                                                    LLC, Jackson
                                                                                                     Securities,
                                                                                                   Morgan Keegan &
                                                                                                   Company, Inc.,
                                                                                                   Raymond James &
                                                                                                     Associates,
                                                                                                      Inc., RBC
                                                                                                  Capital Markets,
                                                                                                   Robert W. Baird
                                                                                                        & Co.

 Arcelormittal    05/13/09     --     $97.522    $1,500,000,000        155,000   0.01%    0.13%   Citi, HSBC, J.P.  Citigroup
  9.850% due                                                                                      Morgan, Deutsche
   6/1/2019                                                                                       Bank Securities,
                                                                                                  Goldman, Sachs &
                                                                                                     Co., Morgan
                                                                                                      Stanley,
                                                                                                     Santander,
                                                                                                   Scotia Capital


 State Street     05/19/09     --     $99.905      $500,000,000         50,000   0.01%    0.04%   Goldman, Sachs &  Goldman
  Corporation                                                                                        Co., Morgan    Sachs
  4.300% due                                                                                       Stanley, Credit
   5/30/2014                                                                                         Suisse, UBS
                                                                                                  Investment Bank,
                                                                                                   Banc of America
                                                                                                   Securities LLC

 The Travelers    05/28/09     --     $99.560   $500,000,000.00       1100,000   0.02%    0.10%    Morgan Stanley,  Banc of
  Inc. 5.900%                                                                                      Banc of America  America
 due 6/2/2019                                                                                      Securities LLC,
                                                                                                    Deutsche Bank
                                                                                                     Securities,
                                                                                                      Barclays
                                                                                                       Capital


    Express       06/04/09     --     $99.574 $1,000,000,000.00         50,000   0.00%    0.04%     Citi, Credit    CSFB
  Scripts Inc.                                                                                     Suisse, CALYON,
  6.250% due                                                                                        RBS, Deutsche
   6/15/2014                                                                                      Bank Securities,
                                                                                                   Scotia Capital,
                                                                                                      Wachovia
                                                                                                  Securities, J.P.
                                                                                                       Morgan,
                                                                                                   Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                      SunTrust
                                                                                                  Robinson Humphrey

   Bunge Ltd      06/04/09     --     $99.997      $600,000,000         45,000   0.00%    0.04%     BNP PARIBAS,    JP Morgan
 Finance Corp.                                                                                     Morgan Stanley,
  8.500% due                                                                                        J.P. Morgan,
   6/15/2019                                                                                          RBS, BBVA
                                                                                                     Securities,
                                                                                                  HSBC, Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                   Rabo Securities
                                                                                                     USA, Inc.,
                                                                                                    CALYON, Citi,
                                                                                                       SOCIETE
                                                                                                    GENERALE, ING
                                                                                                     Wholesale,
                                                                                                      Standard
                                                                                                   Chartered Bank

KFW 4.875% due    06/09/09     --     $99.703    $3,000,000,000        220,000   0.00%    0.19%       Barclays      Goldman
   6/17/2019                                                                                       Capital, Citi,   Sachs
                                                                                                    Goldman Sachs
                                                                                                    International


    Export -      07/07/09     --     $99.426    $1,500,000,000        180,000   0.01%    0.16%       Barclays      Merrill
 Import Bank of                                                                                    Capital, Credit  Lynch
  Korea 5.875%                                                                                    Suisse, Deutsche
 due 1/14/2015                                                                                      Bank, Merrill
                                                                                                    Lynch & Co.,
                                                                                                   Morgan Stanley,
                                                                                                       Samsung
                                                                                                   Securities Co.,
                                                                                                        Ltd.

  Viacom Inc.     08/19/09     --     $99.247   $250,000,000.00        375,000   0.15%    0.32%    Citi, Deutsche   Deutsche
  5.625% due                                                                                            Bank        Securities
   9/15/2019                                                                                        Securities,
                                                                                                     RBS, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                       Mizuho
                                                                                                   Securities USA
                                                                                                     Inc., BNP
                                                                                                    PARIBAS, BNY
                                                                                                   Mellon Capital
                                                                                                   Markets, LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                  Scotia Capital,
                                                                                                     Lloyds TSB
                                                                                                     Corporate
                                                                                                      Markets


  Avanlonbay      09/08/09     --     $99.896   $250,000,000.00        100,000   0.04%    0.08%      Wells Fargo    JP Morgan
  Communities                                                                                     Securities, LLC,
  Inc. 6.100%                                                                                      Banc of America
 due 3/15/2020                                                                                     Securities LLC,
                                                                                                  Citigroup Global
                                                                                                    Markets Inc.,
                                                                                                     J.P. Morgan
                                                                                                  Securities Inc.,
                                                                                                  Morgan Stanley &
                                                                                                  Co. Incorporated

  CenturyTel      09/14/09     --     $99.891      $250,000,000         40,000   0.01%    0.03%     BofA Merrill    Banc of
  Inc. 6.150%                                                                                      Lynch, Barclays  America
 due 9/15/2019                                                                                      Capital, J.P.
                                                                                                    Morgan, Wells
                                                                                                        Fargo
                                                                                                     Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                   Morgan Stanley,
                                                                                                      SunTrust,
                                                                                                      Robinson
                                                                                                      Humphrey,
                                                                                                    Deutsche Bank
                                                                                                     Securities,
                                                                                                   Morgan Keegan &
                                                                                                   Company, Inc.,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

Newmont Mining    09/15/09     --     $99.502      $900,000,000        260,000   0.02%    0.22%     Deutsche Bank   UBS
 Corp. 5.125%                                                                                      Securities, UBS  Securities
due 10/01/2019                                                                                    Investment Bank,
                                                                                                     Citi, Daiwa
                                                                                                     Securities
                                                                                                    America Inc.,
                                                                                                     HSBC, J.P.
                                                                                                    Morgan, RBS,
                                                                                                   Scotia Capital,
                                                                                                   ANZ Securities,
                                                                                                     BNP PARIBAS,
                                                                                                       Mizuho
                                                                                                   Securities USA
                                                                                                  Inc., BNY Mellon
                                                                                                  Capital Markets,
                                                                                                      LLC, BBVA
                                                                                                     Securities,
                                                                                                    CIBC, SOCIETE
                                                                                                    GENERALE, BMO
                                                                                                  Capital Markets,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, RBC
                                                                                                  Capital Markets,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                        Inc.


 Enel Finance     09/30/09     --     $99.560    $1,750,000,000        375,000   0.02%    0.31%      Citi, BofA     JP Morgan
 International                                                                                     Merrill Lynch,
 SA 5.125% due                                                                                        Barclays
  10/07/2019                                                                                        Capital, J.P.
                                                                                                   Morgan, Credit
                                                                                                   Suisse, Morgan
                                                                                                      Stanley,
                                                                                                    Deutsche Bank
                                                                                                     Securities